      EXHIBIT INDEX

Exhibit No.                 Description          Page
----------     --------------------------------------     --------------


10(g)     Certificate stating that a copy of the     Filed Herewith
report for the previous quarter has
     been filed with interested state
     commissions.

Financial
Statement
No.                 Description          Page
---------     -------------------------------------     --------------

1-A     National Grid USA     Filed Herewith
     Consolidated Income Statements for
the quarter and six months ended
September 30, 2000

1-B     National Grid USA     Filed Herewith
     Consolidated Balance Sheet as of
     September 30, 2000

2-A     New England Energy, Inc. Balance SheetFiled Herewith
     as of September 30, 2000

3-A     Wayfinder Group, Inc. Income Statements     Filed Herewith
     for the quarter and six months ended
September 30, 2000

3-B     Wayfinder Group, Inc. Balance Sheet     Filed Herewith
     as of September 30, 2000

4-ATexas Liquids, LLC Income Statements for     Filed Herewith
     the month and four months ended
     July 31, 2000

4-BTexas Liquids, LLC Balance     Filed Herewith
     Sheet as of July 31, 2000

5-ATexas-Ohio Gas, Inc. Income StatementsFiled Herewith for the month and four months ended
     July 31, 2000

5-BTexas-Ohio Gas, Inc. Balance Sheet as ofFiled Herewith
     July 31, 2000

6-AAllEnergy Marketing Company, L.L.C.Filed Herewith
     Consolidated Income Statements for
     the month and four months ended
     July 31, 2000

6-BAllEnergy Marketing Company, L.L.C.Filed Herewith
     Consolidated Balance Sheet as of
     July 31, 2000

7-AEUA Energy Investment CorporationFiled Herewith
          Income Statements for the quarter and
          six months ended September 30, 2000

7-B     EUA Energy Investment CorporationFiled Herewith
          Balance Sheet as of September 30, 2000

8-A     EUA Cogenex Corporation ConsolidatedFiled Herewith
          Income Statements for the quarter and
          six months ended September 30, 2000

8-B     EUA Cogenex Corporation ConsolidatedFiled Herewith
          Balance Sheet as of September 30, 2000

9-A     Northeast Energy Management, Inc.Filed Herewith
          Income Statements for the quarter
          and six months ended September 30, 2000

9-B     Northeast Energy Management, Inc.Filed Herewith
          Balance Sheet as of September 30, 2000

10-AAPS Cogenex, L.L.C. Income StatementsFiled Herewith for the quarter and six months ended
          September 30, 2000

10-BAPS Cogenex, L.L.C. Balance Sheet asFiled Herewith of September 30, 2000

11-A     EUA Cogenex West Corporation IncomeFiled Herewith
          Statements for the quarter and six
          months ended September 30, 2000

11-B     EUA Cogenex West Corporation BalanceFiled Herewith
          Sheet as of September 30, 2000

12-A     EUA Energy Capital & Services IFiled Herewith
          Income Statements for the quarter
          and six months ended September 30, 2000

12-B     EUA Energy Capital & Services IFiled Herewith
          Balance Sheet as of September 30, 2000

13-A     EUA Energy Capital & Services IIFiled Herewith
          Balance Sheet as of September 30, 2000